Exhibit 10(o)(o)(o)

Date September 26, 2003

Continuing and Unconditional Guaranty

Lender:	Guarantor:

Bank of America, N.A. Banking Center:	RGC Resources, Inc. 519 Kimball Avenue Roanoke, VA 24030
302 South Jefferson Street P. O. Box 14111 Roanoke, VA 24038-4111

“Borrower”: Bluefield Gas Company, a Virginia corporation

                                (Borrower’s Name)

1. Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn: Gregory L. Richards ) (“Lender “) to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned “Guarantor”, if more than one, then each of them jointly and severally, hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrower to Lender . This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranties.

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Lender shall not be required to proceed first against Borrower, or any other person, or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the Commonwealth of Virginia at Lender’s address indicated above, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, or the United States courts located within the Commonwealth of Virginia, and is performable in the Commonwealth of Virginia. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Lender, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3. Definitions.

A. “Guarantor” shall mean Guarantor or any one or more of them.

B. “Liability” or “Liabilities” shall mean without limitation, indebtedness, and obligations of Borrower and/or Guarantor to Lender, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by Lender for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney’s fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. If Borrower is a partnership, corporation or other entity the term “Liability” or “Liabilities” as used herein shall include all Liabilities to Lender of any successor entity or entities.

C. “Loan Documents” shall mean all security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations.

D. “Obligation” or “Obligations” shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under all notes and other documents evidencing the Liabilities, and under security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto.

4. Waivers by Guarantor. To the extent permitted by law, Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Lender against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

So long as there remains any liability of Guarantor hereunder, each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or against any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

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Guarantor also waives the benefits of any provision of law requiring that Lender exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of the Virginia Code Section 49-25 and the Virginia Code Section 49-26, as amended, or otherwise.

Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor; (b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. Subordination. Upon written demand of Lender after a default by Borrower on the Obligations or by Guarantor under this Guaranty, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Lender in such assets.

6. Waivers by Lender. No delay on the part of Lender in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect at any other time.

7. Termination. This Guaranty shall be binding on Guarantor until written notice of revocation signed by such Guarantor or written notice of the death of such Guarantor shall have been received by Lender. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Lender prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

In the event of the death of Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Liabilities existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of death of the deceased Guarantor pursuant to a commitment made by Lender to Borrower prior to the date of such death.

8. Partial Invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Lender is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Lender.

9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Lender and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. Financial and Other Information. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Lender as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter. Guarantor agrees to provide the following financial information and statements in form and content acceptable to Lender and such additional information as requested by Lender from time to time.

Guarantor’s annual financial statements in form satisfactory to Lender by April 1 of each year, certified and dated by Guarantor.

11. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least ten (10) days before the related action to the address of Guarantor or Lender, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. Guarantor Duties. Guarantor shall upon notice or demand by Lender promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Lender in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Lender, or to any affiliate of Lender, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the death of the Guarantor; (d) the commencement of a proceeding against any Borrower or Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Borrower or Guarantor or the merger or consolidation of any Borrower or Guarantor with or into another entity; (e) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receiver for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor’s relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (h) the sole determination by Lender that any representation or warranty to Lender in any Loan Document or otherwise to Lender was untrue or materially misleading when made; (f) the failure of Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Lender shall request from time to time in accordance with this Guaranty or any loan agreement in effect between Borrower

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and Lender; (g) the entry of a judgment against Borrower or Guarantor which Lender deems to be of a material nature in the sole discretion of Lender; (h) the seizure or forfeiture of Borrower or Guarantor’s property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (i) the sole determination by Lender that Guarantor or Borrower jointly or severally, has suffered a material adverse change in its financial condition; (j) the determination by Lender that for any reason it is insecure; (k) any lien or additional security interest being placed upon any collateral which is security for any Loan Document; or (l) the failure of Borrower’s business to comply with any law or regulation controlling the operation of Borrower’s business.

13. Remedies. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Lender may, at its option and without notice or demand: (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale, and Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor, and if exercised by Lender, Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Lender shall have a properly perfected security interest in all of Guarantor’s funds on deposit with Lender to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Lender. Lender is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Lender’s contractual right of set-off or security interest results in insufficient funds in Guarantor’s account. As authorized by law, Guarantor grants to Lender this contractual right of set-off and security interest in all property of Guarantor now or at anytime hereafter in the possession of Lender, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Lender.

14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney’s fees, including reasonable attorney’s fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Lender in enforcing the payment of any Liability or defending this agreement.

15. Preservation of Property. Lender shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Lender to secure Borrower and/or Guarantor’s Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Lender, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Lender therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral, to Lender to secure Borrower and/or Guarantor’s Liabilities to Lender; (c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

16. ARBITRATION. ANY CLAIM OR CONTROVERSY (“CLAIM”) BETWEEN THE PARTIES, WHETHER ARISING IN CONTRACT OR TORT OR BY STATUTE INCLUDING, BUT NOT LIMITED TO, CLAIMS RESULTING FROM OR RELATING TO THIS AGREEMENT SHALL, UPON THE REQUEST OF EITHER PARTY, BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, US CODE). ARBITRATION PROCEEDINGS WILL BE CONDUCTED IN ACCORDANCE WITH THE APPLICABLE RULES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF. THE ARBITRATION SHALL BE CONDUCTED IN ANY U. S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THE CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN VIRGINIA. THE ARBITRATION HEARING SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT, AND ANY AWARD, WHICH MAY INCLUDE LEGAL FEES, SHALL BE ISSUED (WITH A BRIEF WRITTEN STATEMENT OF THE REASONS THEREFORE) WITHIN 30 DAYS OF THE CLOSE OF HEARING. ANY DISPUTE CONCERNING WHETHER A CLAIM IS ARBITRABLE OR BARRED BY THE STATUTE OF LIMITATIONS SHALL BE DETERMINED BY THE ARBITRATOR. THIS ARBITRATION PROVISION IS NOT INTENDED TO LIMIT THE RIGHT OF ANY PARTY TO EXERCISE SELF-HELP REMEDIES, TO SEEK AND OBTAIN INTERIM OR PROVISIONAL RELIEF OF ANY KIND OR TO INITIATE JUDICIAL OR NON-JUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL. BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, IF FOR ANY REASON A CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM.

17. Controlling Document. To the extent that this Continuing and Unconditional Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

18. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

19. NOTICE OF FINAL AGREEMENT. THIS WRITTEN CONTINUING AND UNCONDITIONAL GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 30 day of September, 2003.

Witnessed By:	Guarantor: RGC Resources, Inc.

/s/ John B. Williamson III	By:	/s/ Dale P. Moore	(Seal)

	Name:	Dale P. Moore
	Title:	Vice President and Secretary

State of Virginia	)
)
City of Roanoke	)

This instrument was acknowledged before me on September 30, 2003, by Dale P. Moore, Vice President and Secretary of RGC Resources, Inc., on behalf of the Guarantor.

(Seal)	/s/ Diane L. Rose
Notary Public in and for the State of Virginia

February 28, 2006	Diane L. Rose
My Commission Expires	Print Name of Notary

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